AMENDMENT AND EXCHANGE AGREEMENT

AMENDMENT AND EXCHANGE AGREEMENT (this "Agreement"), dated as of December 8, 2008, by and among China VoIP & Digital Telecom Inc., a Nevada corporation, with headquarters located at No.786 Xinluo Street, High-tech Industrial Development Zone, Jinan, China 250101 (the "Company"), and Castlerigg Master Investments Ltd. (the "Investor").

WHEREAS:

A.

The Company and the Investor are parties to that certain Securities Purchase Agreement, dated as of December 21, 2007 (the "Existing Securities Purchase Agreement"), pursuant to which, among other things, the Investor purchased from the Company (i) a senior secured convertible note (the "Existing Note"), which is convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock") (the Existing Note as converted, the "Existing Conversion Shares"), in accordance with the terms thereof, (ii) a Series A Warrant (the "Existing Series A Warrant"), which is exercisable into shares of Common Stock (the "Existing Series A Warrant Shares"); (iii) a Series B Warrant (the "Existing Series B Warrant"), which is exercisable into shares of Common Stock (the "Existing Series B Warrant Shares"); and (iv) a Series C Warrants (the "Existing Series C Warrants", and together with the Existing Series A Warrants and Existing Series B Warrants, the "Existing Warrants"), which are exercisable into shares of Common Stock (the "Existing Series C Warrant Shares", and together with the Existing Series A Warrant Shares and the Existing Series B Warrant Shares, the "Existing Warrant Shares").

B.

Contemporaneously with the consummation of the transactions contemplated by the Existing Securities Purchase Agreement, the Existing Note was secured by a first priority perfected security interest in all of the assets of the Company and the stock, equity interests and assets of each of the Company's subsidiaries, as evidenced by (i) a Pledge Agreement, dated as of December 21, 2007 (the "Existing Pledge Agreement"), by and between the Company and the Investor, (ii) a Security Agreement, dated as of December 21, 2007 (the "Existing Security Agreement"), by and among the Company, certain Subsidiaries of the Company and the Investor (the "Existing Security Agreement"), and (iii) the guaranties of the subsidiaries of the Company in favor of the Investor, dated as of December 21, 2007 (collectively, the "Existing Guaranties", and together with the Existing Pledge Agreement, the Existing Security Agreement, the "Existing Security Documents").

C.

In connection with the execution and delivery of the Existing Securities Purchase Agreement, the Company entered into that certain Registration Rights Agreement, dated December 21, 2007 (the "Existing Registration Rights Agreement"), by and between the Company and the Investor, pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

D.

The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, the Company and the Investor shall exchange the

SRZ-10741339.9

Existing Note and Existing Warrants of the Investor for (i) a senior secured convertible note in the form attached hereto as Exhibit A-1 in the principal amount of $5,000,000 (the "Exchanged Note"), which shall be convertible into Common Stock (the "Exchanged Conversion Shares"), (ii) a warrant in the form attached hereto as Exhibit B-1 (the "Exchanged Series A Warrant"), which shall be exercisable into 23,062,731 shares of Common Stock (the "Exchanged Series A Warrant Shares"), (iii) a warrant in the form attached hereto as Exhibit B-2 (the "Exchanged Series B Warrant"), which shall be exercisable into 16,143,911 shares of Common Stock (the "Exchanged Series B Warrant Shares"), (iv) a warrant in the form attached hereto as Exhibit B-3 (the "Exchanged Series C Warrant"), which shall be exercisable to 16,489,852 shares of Common Stock (the "Exchanged Series C Warrant Shares") and (iv) a warrant in the form attached hereto as Exhibit B-3 (the "Exchanged Series D Warrant", and together with the Exchanged Series A Warrant, the Exchanged Series B Warrant and the Exchanged Series C Warrant, the "Exchanged Warrants"), which shall be exercisable into 7,500,000 shares of Common Stock (the "Exchanged Series D Warrant Shares", and together with the Exchanged Series A Warrant Shares, the Exchanged Series B Warrant Shares and the Exchanged Series B Warrant Shares, the "Exchanged Warrant Shares").

E.

Concurrently herewith, (i) the Subsidiaries of the Company party to that certain Guaranty dated as of December 21, 2007, are entering into that certain Guarantor Acknowledgement and Ratification in the form attached hereto as Exhibit C and (ii) the shareholders of the Company are entering into that certain Pledgor Acknowledgement and Ratification in the form attached hereto as Exhibit D (the "Ratification Agreements").

F.

The exchange of the Existing Note and Existing Warrants of the Investor for the Exchanged Note and the Exchanged Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

G.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Existing Securities Purchase Agreement as amended hereby.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

1.

EXCHANGE OF EXISTING NOTE AND EXISTING WARRANTS; REGISTRATION DELAY PAYMENTS.

(a)

Exchange. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, on the Closing Date (as defined below), the Investor shall surrender to the Company the Existing Note and the Existing Warrants and the Company shall issue and deliver to the Investor the Exchanged Notes and the Exchanged Warrants (the "Closing").

(b)

Closing Date.  The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such earlier or later date as is mutually agreed to by the Company and the Investor).  The Closing

SRZ-10741339.9	2

shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

(c)

Delivery.  On the Closing Date, the Company shall deliver to the Investor (A) the Exchanged Note and (B) the Exchanged Warrants.  All of the foregoing securities shall be delivered in each case duly executed on behalf of the Company and registered in the name of the Investor or its designee (so long as any such designee is an "accredited investor" as that term is defined in Rule 501(d) of Regulation D as promulgated by the SEC under the 1933 Act ("Regulation D")).

(d)

Purchase Price.  The Exchanged Note and the Exchanged Warrants shall be issued to the Investor in exchange for the Existing Note and the Existing Warrants and without the payment of any additional consideration.

2.

AMENDMENTS TO TRANSACTION DOCUMENTS.

(a)

Ratifications.  Except as otherwise expressly provided herein, the Existing Securities Purchase Agreement and each other Transaction Document, including without limitation, each of the Security Documents, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date (i) all references in the Existing Securities Purchase Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement, (ii) all references in the other Transaction Documents, including without limitation, the Security Documents, to the "Securities Purchase Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement, (iii) the Company hereby confirms and agrees that to the extent that any of the Existing Security Documents or other Transaction Documents purports to assign or pledge to the Investor, or to grant to the Investor a security interest in or lien on, any collateral as security for the obligations of the Company from time to time existing in respect of the Existing Note and any other Transaction Document, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, and shall apply with respect to the obligations under the Exchanged Note and (v) the Company hereby ratifies and confirms its obligations under each of the Existing Security Documents to which it is a party.

(b)

Each of the Transaction Documents are hereby amended as follows:

(i)

The defined term "Notes" is hereby amended to include the "Exchanged Note (as defined in that certain Amendment and Exchange Agreement, by any between the Company and the Buyer, dated as of December 8, 2008 (the "Amendment and Exchange Agreement")".

(ii)

The defined term "Conversion Shares" is hereby amended to include the "Exchanged Conversion Shares (as defined in the Amendment and Exchange Agreement)".

SRZ-10741339.9	3

(iii)

The defined term "Warrants" is hereby amended to include the "Exchanged Warrants (as defined in the Amendment and Exchange Agreement) ".

(iv)

The defined term "Warrant Shares" is hereby amended to include the "Exchanged Warrant Shares (as defined in the Amendment and Exchange Agreement)".

(v)

The defined term "Security Documents" is hereby amended to include the "Ratification Agreements (as defined in the Amendment and Exchange Agreement)".

(vi)

The defined term "Transaction Documents" is hereby amended to include the Amendment and Exchange Agreement.

3.

REPRESENTATIONS AND WARRANTIES.

(a)

Investor Bring Down.  The Investor hereby represents and warrants to the Company with respect to itself only as set forth in Section 2 of the Existing Securities Purchase Agreement as to this Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.  Such representations and warranties to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby.

(b)

Company Bring Down.  Except as set forth on Schedule 3(b) attached hereto, the Company represents and warrants to the Investor as set forth in Section 3 of the Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.  Such representations and warranties to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby, references therein to "Closing Date" being deemed references to the Closing Date as defined in Section 1(b) above, and references to "the date hereof" being deemed references to the date of this Agreement.

(c)

Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

(d)

No Event of Default.  The Company represents and warrants to the Investor that after giving effect to the terms of this Agreement, no default or Event of Default (as defined in the Existing Notes) shall have occurred and be continuing as of the date hereof.

4.

CERTAIN COVENANTS AND AGREEMENTS.

(a)

Best Efforts.  Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

SRZ-10741339.9	4

(b)

Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Securities (as defined in the Securities Purchase Agreement) as required under Regulation D and to provide a copy thereof to the Investor reasonably promptly after such filing.  The Company shall, reasonably promptly (and in no event later than 15 days) after the Closing Date, take such action as the Company shall reasonably determine is necessary (taking into account The National Securities Markets Improvement Act of 1996, as amended), in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor reasonably promptly after such filing.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date. The Company shall have no obligations with respect to the securities laws of any jurisdiction outside of the United States, regardless of the foreign residence of the Investor.

(c)

Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement, the form of the Exchanged Notes, the form of Exchange Warrants and the form of the Ratification Agreements as exhibits to such filing (including all attachments, the "8-K Filing").  From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor.  If the Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof.  The Company shall, within two (2) Trading Days (as defined in the Exchanged Notes) of receipt of such notice, make public disclosure of such material, nonpublic information.  In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  The Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Subject to the foregoing, neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is

SRZ-10741339.9	5

required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of the Investor, and except as contemplated by the prior subsection (i) or as required by applicable law or regulation, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise.

(d)

Holding Period.  For the purposes of Rule 144, the Company acknowledges that the holding period of (i) the Exchanged Note (including the corresponding Exchanged Conversion Shares) may be tacked onto the holding period of the Existing Note and (ii) the Exchanged Warrants (including the corresponding Exchanged Warrant Shares) may be tacked onto the holding period of the Existing Warrants (in the case of Cashless Exercise (as defined in the Exchanged Warrants)), and the Company agrees not to take any position contrary to this Section 4(d).  The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue to the Exchanged Conversion Shares and the Exchanged Warrant Shares without restriction and not containing any restrictive legend without the need for any action by the Investor.

(e)

Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Exchanged Note and the Exchanged Warrants.

(f)

Post Closing Deliverables.

(i)

Not later than sixty (60) days following the Closing Date, the Company shall have delivered to the Investor a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the date such certificate is delivered to the Investor.

(ii)

Not later than sixty (60) days following the Closing Date, the Company shall have delivered to the Investor a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is required to be so qualified, as of a date within ten (10) days of the date such certificate is delivered to the Investor.

(iii)

Not later than sixty (60) days following the Closing Date, the Company shall have delivered to the Investor a certified copy of the Articles of Incorporation as certified by the Secretary of State (or comparable office) of the State of Nevada, as of a date within ten (10) days of the date the Articles of Incorporation are delivered to the Investor.

5.

CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.

The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the

SRZ-10741339.9	6

Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(a)

The Investor shall have executed this Agreement and delivered the same to the Company.

(b)

The Investor shall have delivered to the Company the Investor's Existing Note and Existing Warrants for cancellation.

(c)

The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

6.

CONDITIONS TO INVESTOR'S OBLIGATIONS HEREUNDER.

The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)

The Company shall have duly executed and delivered this Agreement to the Investor.

(b)

The parties to the Ratification Agreements shall have duly executed and delivered the Ratification Agreements to the Investor.

(c)

The Company shall have duly executed and delivered to the Investor the Exchanged Note and the Exchanged Warrants.

(d)

The Company shall have duly executed and delivered to the Investor a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

(e)

The Investor shall have received the opinion of Anslow & Jaclin, LLP, the Company's outside counsel, dated as of the Closing Date, in substantially the form of Exhibit F attached hereto.

(f)

The Company shall have delivered to the Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions approving the transactions contemplated hereby as adopted by the Board in a form reasonably acceptable to the Investor, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect as of the Closing, in the form attached hereto as Exhibit G.

SRZ-10741339.9	7

(g)

The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  The Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form attached hereto as Exhibit H.

(h)

The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(i)

The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated hereby.

(j)

The Exchanged Notes and Transaction Documents shall be secured pursuant to the terms of the Security Documents in the same manner and to the same extent as the Existing Notes.

(k)

The Company shall have delivered to the Investor such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

7.

TERMINATION.

In the event that the Closing does not occur on or before five (5) Business Days from the date hereof due to the Company's or the Investor's failure to satisfy the conditions set forth in Sections 5 and 6 hereof (and the nonbreaching party's failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.  Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction Documents, as in effect prior to the execution of this Agreement.

8.

MISCELLANEOUS.

(a)

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

SRZ-10741339.9	8

(b)

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c)

Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(d)

Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  The Company hereby appoints Empire Stock Transfer, Inc., with offices at 2470 Saint Rose Parkway, Suite 304, Henderson, Nevada 89074, as its agent for service of process in New York.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(f)

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such

SRZ-10741339.9	9

other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g)

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(h)

Entire Agreement; Effect on Prior Agreements; Amendments.  Except for the Transaction Documents (to the extent any such Transaction Document in effect prior to this Agreement is not amended by this Agreement), this Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be.  The Company has not, directly or indirectly, made any agreements with any of the Investor relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

(i)

Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

China VoIP & Digital Telecom Inc.

No.786 Xinluo Street, High-tech Industrial Development Zone

Jinan, China 250101
Telephone:

+86-531-8702-7114

Facsimile:

+86-531-8887-6660
Attention:

Li Kunwu, Chief Executive Officer

SRZ-10741339.9	10

With a copy to:

Anslow & Jaclin, LLP

195 Route 9 South, Suite 204

Manalapan, NJ 07725
Telephone:

732-409-1212
Facsimile:

732-577-1188
Attention:

Richard I. Anslow, Esq.

If to the Transfer Agent:

Integrity Stock Transfer
2920 N. Green Valley Parkway
Building 5 - Suite 527

Henderson, NV 89014
Telephone:

702-317-7757
Facsimile:

702-796-5650
Attention:

Don Maddalon, President

If to the Investor, to its address and facsimile number set forth on the Schedule of Buyers attached to the Existing Securities Purchase Agreement,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York  10022
Telephone:

(212) 756-2000
Facsimile:

(212) 593-5955
Attention:

Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(j)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Existing Securities Purchase Agreement.

SRZ-10741339.9	11

(k)

Survival.  Unless this Agreement is terminated under Section 7, the representations and warranties of the Company and the Investor contained herein and the agreements and covenants set forth herein shall survive the Closing.

(l)

Remedies.  The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor.  The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m)

Indemnification.  In consideration of the Investor's execution and delivery of this Agreement and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by the Investor pursuant to Section 4(c), or (iv) the status of the Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8(m) shall be the same as those set forth in Section 6 of the Existing Registration Rights Agreement.

SRZ-10741339.9	12

(n)

Currency.  Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars.  All amounts owing under this Agreement or any Transaction Document shall be paid in US dollars.  All amounts denominated in other currencies shall be converted in the US dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.  "Exchange Rate" means, in relation to any amount of currency to be converted into US dollars pursuant to this Agreement, the US dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(o)

Judgment Currency.

(i)

If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 8(o) referred to as the "Judgment Currency") an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

(1)

the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(2)

the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section being hereinafter referred to as the "Judgment Conversion Date").

(ii)

If in the case of any proceeding in the court of any jurisdiction referred to in Section 8(o)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)

Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement.

 [Signature Page Follows]

SRZ-10741339.9	13

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
CHINA VOIP & DIGITAL TELECOM INC. By: Name: Title:

SRZ-10741339.9

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:
CASTLERIGG MASTER INVESTMENTS LTD. By: Name: Title:

SRZ-10741339.9